Exhibit 99.1

Contact:
Norman Barta, CEO                      Garth Russell / Todd Fromer
Nephros, Inc.                        KCSA Worldwide
Tel: 212-781-5113                          212-896-1250 / 212-896-1215

Nephros Selects Director William Fox to Serve as Executive Chairman
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NEW YORK, August 4, 2006 - Nephros, Inc. (AMEX: NEP), announced today the appointment of William J. Fox, CPA, as Executive Chairman of the Board. Mr. Fox has served as a Director since the Company’s initial public offering in September 2004. Mr. Fox will replace Dr. Eric Rose, Professor and Chair of the Department of Surgery Columbia University-NY Presbyterian Medical Center, who has served as Chairman of the Board and a director since Nephros’ inception in 1997. Dr. Rose will assume the newly created position of Lead Director for the Nephros Board.

Mr. Fox, 49, is an accomplished executive with a strong track record of building shareholder value through the increasing of revenue and profitability, business turnarounds, market expansion, intellectual property and product licensing, manufacturing and international activities. He has more than 20 years of experience participating on the executive boards and management teams of several private and public companies, including Chairman of the Board & CEO of Arcade Marketing, Co-Chairman of the Board of Loehmann’s Holdings, Vice Chairman of Barington Capital, President & CEO of Dynabazaar, Inc. and of L Q Corporation, Inc., CEO of Revlon Technologies and Senior Executive Vice President and Director of Revlon, Inc., where he was also President of Strategic and Corporate Development-Revlon Worldwide and had served as CFO.

Mr. Fox’s executive level leadership has led to the successful global marketing of patented products, oversight of operations of ISO certified and FDA registered laboratory and manufacturing facilities, development and execution of business strategy and negotiations of acquisitions and strategic relationships. He graduated from the Lubin School of Business of Pace University with a BBA, magna cum laude and holds an MBA with distinction from the Pace University Graduate School.

Dr. Rose stated, "We’re excited Bill has expanded his role in our Company, given his years of successful experience in growing businesses and commercializing opportunities of technical products. He has an in-depth knowledge of Nephros, having served on our board for the last two years. Bill will be working with Norman Barta, our CEO, to bring our mid-dilution hemodiafiltration products to the market around the world and to commercialize our newly developed water filtration inventions.”

Mr. Fox stated, “This is an opportune time at Nephros. The Company’s unique products both in renal care and water purity are at the forefront of providing solutions to challenges facing each of their respective customer markets. We believe that patients with ESRD in Europe, who have been fortunate enough to be on our therapy known as mid-dilution hemodiafiltration are enjoying a better quality of life. Based on external studies, patients receiving the more advanced hemodiafiltration therapy are more likely to have reduced mortality versus other available dialysis treatments typically available in the U.S. Currently, Nephros is in the process of pursuing FDA approval to begin clinical trials in the U.S. for its advanced MDF filters and H2H machine, which will enable online HDF in the U.S. for the first time. I am excited about the potential of expanding this improved level of care to patients in the U.S. and look forward to working with Norman and the Nephros team.”

“We believe Nephros’ patented dual stage cold sterilization ultrafilter, which has the capability to filter out bacteria and, due to its exceptional filtration levels, filter out many viruses and parasites, is a significant breakthrough in providing affordable and reliable water filtration,” continued Mr. Fox. “According to the World Health Organization, infectious diseases caused by pathogenic bacteria, viruses and parasites are the most common and widespread health risk associated with drinking-water. Breakdown in water supply safety may lead to large-scale contamination and potentially to substantial disease outbreaks.”

Mr. Fox concluded, “Potable water is a significant concern everywhere. Unfortunately, bacteria residing in many water supplies, including medical institutions, food services, restaurants and residences, can be dangerous to the health of immuno-suppressed and recently discharged patients, the elderly, and many others. The result of severe weather or other events contaminating water supplies can also put all of us at risk. We’re pleased to be bringing technology online that provides a new level of verifiable protection against water contamination.”

About Nephros Inc.
Nephros, Inc., headquartered in New York, is a medical device company developing and marketing products designed to improve the quality of life for the End-Stage Renal Disease (ESRD) patient, while addressing the critical financial and clinical needs of the care provider. ESRD is a disease state characterized by the irreversible loss of kidney function. Nephros believes that its products are designed to remove a range of harmful substances more effectively, and more cost-effectively, than existing ESRD treatment methods; particularly with respect to substances known collectively as "middle molecules," due to their molecular weight, that have been found to contribute to such conditions as dialysis related amyloidosis, carpal tunnel syndrome, degenerative bone disease and ultimately, to mortality in the ESRD patient.

Nephros also markets a line of water filtration products, the Dual Stage Ultrafilter (DSU). The Company’s patented dual stage cold sterilization ultrafilter has the capability to filter out bacteria and, due to its exceptional filtration levels, filter out many viruses and parasites. The Company considers the DSU a significant breakthrough in providing affordable and reliable water filtration. The DSU is based on Nephros’ proprietary water filtration technology originally designed for use in its H2H machine, and is a complimentary product line to the Company’s main focus, the End Stage Renal Disease therapy business.

For more information on Nephros please visit the Company’s website, www.nephros.com.

Forward Looking Statements
This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may include statements regarding the efficacy and intended use of Nephros’s technologies, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. For such statements, Nephros claims the protection of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include the risks that: (i) products, including the DSU technology, that appeared promising to Nephros in research or clinical trials may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials; (ii) Nephros may not obtain appropriate or necessary governmental approvals to achieve its business plan or effectively market its products; (iii) product orders may be cancelled, patients or customers currently using Nephros’s products may cease to do so and patients or customers expected to begin using Nephros’s products may not do so; (iv) Nephros’s technology and products, including DSU technology, may not be accepted in current or future target markets, which could lead to the failure to achieve market penetration of Nephros’s products; (v) Nephros may not be able to sell its ESRD or water filtration products at competitive prices or profitably; (vi) Nephros may not be able to secure or enforce adequate legal protection, including patent protection, for its products; (vii) Nephros’ water filtration device and technology, including its ability to remove a broad range of bacteria, viral agents and toxic substances, may not achieve expected reliability, performance and endurance standards; (viii) Nephros’ water filtration technology may not achieve anticipated market acceptance, including among hospitals, or that such technology may not be suitable for other commercial, industrial or retail opportunities; and (ix) Nephros may be unsuccessful in devising a practicable plan of action to timely regain compliance with the AMEX listing standards. More detailed information about Nephros and the risk factors that may affect the realization of forward-looking statements is set forth in Nephros’s filings with the Securities and Exchange Commission, including Nephros’s Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2005 and its Quarterly Report on Form 10-QSB filed with the SEC for the fiscal quarter ended March 31, 2006. Investors and security holders are urged to read those documents free of charge on the SEC’s web site at www.sec.gov. Nephros does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

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